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                                                                   EXHIBIT 10.19


                                  EXHIBIT "I"
                                PROMISSORY NOTE


                                                           Sunnyvale, California

$71,615.00                                                 December 28, 1999
----------                                                 -----------------



     FOR VALUE RECEIVED, Douglas S. Miller ("Holder") promises to pay to
                         -----------------
SYNPLICITY, INC., a California corporation (the "Company"), or order, the principal sum of Seventy-One Thousand Six Hundred and Fifteen Dollars
                 ----------------------------------------------------
($71,615.00), together with interest on the unpaid balance hereof from the date
------------
hereof at the rate of 6.21% per annum, compounded annually, based on a 365-day
                      -----
year.

     Principal and interest shall be immediately due and payable upon the earlier of (i) five years from the date of this Note, or (ii) ninety days after the termination of Holder's employment with the Company. In the event the Company provides for release of certain of the Shares from the escrow under provisions of the Restricted Stock Purchase Agreement dated as of December 28,
                                                                  ------------
1999, the Holder shall take all actions necessary to ensure that the proceeds
----
from the sale of such Shares shall be used for immediate and automatic payment of such Shares under this Note. Payments of principal and interest shall be made in lawful money of the United States of America.

     The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

     This Note is subject to the terms of the Restricted Stock Purchase Agreement dated as of December 28, 1999. This Note is secured in part by a
                      -----------------
pledge of the Company's Common Stock under the terms of such Restricted Stock Purchase Agreement.

     The Holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

     Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the Holder shall be paid by the undersigned.


                              /s/ Douglas S. Miller
                              ---------------------
                              Douglas S. Miller
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                                 EXHIBIT I(a)
                                 ------------
                              SECURITY AGREEMENT

     This Security Agreement is made as of December 28, 1999 between SYNPLICITY,
                                           -----------------
INC., a California corporation ("Pledgee"), and Douglas S. Miller ("Pledgor").
                                                -----------------

                                   Recitals
                                   --------

     Pursuant to Pledgor's election to purchase shares of Common Stock of Pledgee under the Restricted Stock Purchase Agreement dated December 28, 1999
                                                            -----------------
(the "Agreement"), and Pledgor's election under the terms of the Agreement to pay for such shares with his promissory note (the "Note"), Pledgor has purchased

57,292 shares of Pledgee's Common Stock (the "Shares") at a price of $1.25 per
------                                                               -----
share, for a total purchase price of $71,615.00. The Note and the obligations
                                     ----------
thereunder are as set forth in Exhibit 1 to the Agreement.

     NOW, THEREFORE, it is agreed as follows:

     1.  Creation and Description of Security Interest. In consideration of the
         ---------------------------------------------
transfer of the Shares to Pledgor under the Agreement, Pledgor, pursuant to the Commercial Code of the State of California, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number______, duly endorsed in blank or with executed stock powers; and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

     The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Agreement, and the Pledge-holder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

     2.  Pledgor's Representations and Covenants. To induce Pledgee to enter
         ---------------------------------------
into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

         (a) Payment of Indebtedness. Pledgor will pay the principal sum of the
             -----------------------
Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

         (b) Encumbrances. The Shares are free of all other encumbrances,
             ------------
defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

         (c) Margin Regulations. In the event that Pledgee's Common Stock is
             ------------------
now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations
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("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

     3.  Voting Rights. During the term of this pledge and so long as all
         -------------
payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

     4.  Stock Adjustments. In the event that during the term of the pledge any
         -----------------
stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

     5.  Options and Rights. In the event that, during the term of this pledge,
         ------------------
subscription options or other rights or options shall be issued in connection with the pledged Shares, such fights, or options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

     6.  Default. Pledgor shall be deemed to be in default of the Note and of
         -------
this Security Agreement in the event:

         (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

         (b) Pledgor fails to perform any of the covenants set forth in the Option or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

     In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

     7.  Release of Collateral. Subject to any applicable contrary rules under
         ---------------------
Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder here-under upon payments of the principal of the Note pursuant to the Pledgee's regular process and timing, upon the vesting of such shares under the terms of the Agreement and upon the request of the Pledgor verified by the company. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note plus
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accrued interest thereon; provided, however, that the Pledgor may request that
Pledgee release Collateral from this pledge to a stock broker for immediate sale provided that the net proceeds of such sale are applied to the payment of the Note

     8.  Withdrawal or Substitution of Collateral. Pledgor shall not sell,
         ----------------------------------------
withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

     9.  Term. The within pledge of Shares shall continue until the payment of
         ----
all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

     10. Insolvency. Pledgor agrees that if a bankruptcy or insolvency
         ----------
proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

     11. Pledgeholder Liability. In the absence of willful or gross negligence,
         ----------------------
Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

     12. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the
         -----------------------------------
enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     13. Successors or Assigns. Pledgor and Pledgee agree that all of the terms
         ---------------------
of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

     14. Governing Law. This Security Agreement shall be interpreted and
         -------------
governed under the internal substantive laws, but not the choice of law rules, of California.
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

"PLEDGOR"                                       "PLEDGEE" SYNPLICITY, INC.

/s/ Douglas Miller
--------------------                            a California corporation
Signature

Douglas S. Miller                               By:  /s/ Alisa Yaffa
--------------------                              ------------------------------
Print Name
1699 Topeka Avenue                              Title:  VP of IP, Chairman
--------------------                                   -------------------------
Address
San Jose, CA 95126
--------------------
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                                  EXHIBIT "H"

                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------


================================================================================

     FOR VALUE RECEIVED Douglas S. Miller hereby sell(s), assign(s) and
                        ---------  -------
transfer(s) unto Synplicity, Inc., (the "Company"),___________________________
(__________) shares of the Common Capital Stock of the Company standing in his name on the books of the Company represented by Certificate No.__________ herewith and do hereby irrevocably constitute and appoint_______________ attorney to transfer the said Stock on the books of the Company with full power of substitution in the premises.


Dated:_________________________



                             Signature:  /s/ Douglas S. Miller
                                         ---------------------


                                     Douglas S. Miller
                             ---------------------------------
                             Name, please print



                             Spouse's Signature: /s/ Rhina A. Miller
                                                ----------------------



                                     Rhina A. Miller
                             ---------------------------------
                             Name, please print

     Instruction: Please do not fill in any blanks other than the signature
     -----------
lines and names. The purpose of this assignment is to enable the Company to exercise its repurchase Rights set forth in the Agreement without requiring additional signatures on the part of Purchaser.